UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 13, 2014

ABAKAN INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52784 (Commission File Number)	98-0507522 (IRS Employer Identification Number)

Robert H. Miller, Chief Executive Officer

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

 (Address of principal executive offices) (Zip code)

(786) 206-5368

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 13, 2014, Abakan Inc. (“Abakan”), and its majority owned subsidiary MesoCoat, Inc., entered into a Letter Agreement with UP Scientech Materials Corp. (“UP Scientech”) in connection with securing a strategic equity investment of three million dollars ($3,000,000).

The terms of the Letter Agreement, in addition to providing for an equity investment in Abakan, includes the following:

•

The appointment of Kevin Chen, VP of Operations at UP Scientech Materials Corp, who until last week, served as the CEO of Suzhou UP Compound Materials Co. Ltd., a wholly owned subsidiary of UP Scientech, to Abakan’s board of directors;

•

A Shareholder Voting Agreement, intended to maintain Mr. Chen’s appointment to the board of directors for a defined period of time;

•

An exclusive Sales Agency Agreement for PComP sales in Japan, South Korea, China and Taiwan (the “Territories”); and

•

A series of options granted to UP Scientech that can be exercised over a defined period of time to cause Abakan to establish up to four joint venture companies for the manufacture and sale of PComP, CermaClad Plate and CermaClad Pipe.

o

One joint venture company is structured to build a PComP plant in Taiwan for the exclusive sale of PComP within the Territories.

o

Two of the joint venture companies are structured to build plants for the manufacture and sale of CermaClad Plate, one in Taiwan for the exclusive sale of CermaClad Plate worldwide, limited only by the building of a second CermaClad Plate plant, that would have the exclusive right to sell within the geographical boundaries of the territory in which it was built.

o

One joint venture company is structured to build a CermaClad Pipe plant in Taiwan for the exclusive sale of CermaClad Plate within the Territories.

•

Any new intellectual property created by the joint ventures would be assigned to a new entity owned by Abakan and UP Scientech on an equal basis.

The Letter Agreement is binding on both parties subject to the execution of definitive agreements that reflect the terms thereof.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On November 11, 2014, the board of directors of Abakan authorized the issuance of seven million five hundred thousand (7,500,000) restricted common shares to UP Scientech in exchange for three million dollars ($3,000,000) or $0.40 a share, which authorization was granted subject to the terms and conditions of a subscription agreement, in reliance upon the exemptions from registration provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

Abakan complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the authorization was an isolated private transaction by Abakan which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose; and (3) the offeree is financially sophisticated.

Abakan complied with the exemption requirements of Regulation S of the Securities Act by having directed no offering efforts in the United States, by offering common shares to only to one offeree who was outside the United States at the time of the offering, and ensuring that the offeree to whom the common shares were offered and subsequently authorized was a non-U.S. offeree with an address in a foreign country.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d)

Effective November 13, 2014, the Board of Directors of Abakan appointed Kevin Chen to serve as a member of the Corporation’s Board of Directors.

Kevin Chen joined UP Scientech in1998. He currently serves as UP Scientech’s VP of Operations and until last week served as the CEO of UP Scientech’s wholly owned subsidiary, Suzhou UP Compound Materials Co. Ltd. (“Suzhou UP”). Suzhou UP is a leading competitor worldwide in wear resistant compound steel manufacturing. Mr. Chen’s initial responsibilities at Suzhou UP were tied to enhancing operating systems, growing manufacturing facilities, and building sales. Over the last five years Mr. Chen has built sales at Suzhou UP from three million dollars ($3,000,000) to fifty five million dollars ($55,000,000). Since 2012 to date, Mr. Chen’s focus at UP Scientech has transitioned to company management, financial planning and strategic investments, in anticipation of a public offering of UP Scientech common shares on the Taiwan Stock Exchange.

Mr. Chen earned his MBA from Western Michigan University and his BA in Economics at Chinese Culture University (Tiawan).

Mr. Chen is not related to any director, executive officer or person nominated or chosen by Abakan to become a Director or Executive Officer.

Mr. Chen is not an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15).

Additional disclosure required by this Item 5.02 is provided in Item 1.01, and Item 3.02 above, being incorporated as if fully restated herein.

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ITEM 7.01

REGULATION FD DISCLOSURE

The information contained herein includes a press release attached to this current report in Item 9.01 as Exhibit 99.1 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The press release relates to Abakan’s the agreements with UP Scientech. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934, as amended, or the Securities Act, only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

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ITEM 8.01

OTHER INFORMATION

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Legal Proceedings

Sonoro Invest S.A.

Sonoro Invest S.A. (“Sonoro”) initiated legal proceedings against Abakan on October 2, 2014, in the United States District Southern District of Florida. The claim is based on Abakan’s failure to pay amounts due on certain promissory notes. The complaint seeks $3,187,056.98 plus interest and legal fees.

On November 6, 2014, Sonoro was granted a Temporary Restraining Order and Preliminary Injunction, whereby Abakan was bound by the court to the original terms of the promissory notes which enjoin Abakan from conducting certain activities without Sonoro’s consent, which consent cannot be unreasonably withheld, as follows:

•

Paying, declaring or setting apart for payment any dividend or other distribution on shares of capital stock;

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Directly or indirectly making any other payment or distribution in respect to its capital stock, other than the pending equity placement of up to 18,750,000 restricted shares at a price of $0.40 for which Sonoro’s prior consent was previously obtained;

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Redeeming, repurchasing or otherwise acquiring shares of its capital stock, warrants, rights or options to purchase or acquire any shares;

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Creating, incurring, assuming, guaranteeing, endorsing, agreeing to purchase or otherwise become liable for any new material debt (except borrowings for which the proceeds will be used to repay Sonoro);

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Selling, leasing, or otherwise disposing of any significant portion of its assets; and

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Lending money, giving credit, or making advances in excess of $100,000.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

 10.1  Letter Agreement dated November 13, 2014

 10.2 Shareholders Voting Agreement dated November 11, 2014

 99.1 Press Release dated November 14, 2014

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Name: Robert H. Miller Title: Chief Executive Officer

 By: /s/ Robert H. Miller                                                    Date  November 24, 2014